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                                                                   EXHIBIT 10.91


                                AMR FINANCE, INC.
                           4333 Amon Carter Boulevard
                                 Mail Drop 5618
                             Fort Worth, Texas 76155


                                January 11, 2001


Trans World Airlines, Inc.
One City Centre
515 North 6th Street
St. Louis, Missouri  63101
Attn: William P. Compton

            Re: Secured Debtor in Possession Credit and Security Agreement dated as of January 10, 2001 (the "Credit Agreement") among Trans World Airlines, Inc., as borrower, certain of its subsidiaries, as guarantors, the Lenders from time to time party thereto and AMR Finance, Inc., as Administrative Agent


Dear Bill:

                  This letter is to evidence our agreement that Section 2.9(b) of the Credit Agreement is hereby amended, in accordance with the Interim Order, to read as follows:

                  "(b) Arrangement Fees. The Borrower agrees to pay to the Administrative Agent an arrangement fee equal to 4.0% of the Commitments (the "Arrangement Fee"), payable incrementally on the date of the funding of each Borrowing; provided, however, the Arrangement Fee shall only be payable on that portion of such Borrowing equal to the amount (if any ) by which (i) the total outstanding amount of the Loans (after giving effect to the Borrowing) on the date of such Borrowing, exceeds (ii) the maximum amount of the Loans outstanding on any date prior to the date of such Borrowing."

                  If the terms hereof accurately reflect your understanding of our agreement and the Interim Order, please acknowledge this letter by signing below, and return the same to me.

                                           AMR Finance, Inc.


                                           By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------



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Trans World Airlines, Inc.
January 11, 2001
Page 2


Acknowledged and Accepted
this 11th day of January, 2001:


TRANS WORLD AIRLINES, INC.,                 AMBASSADOR FUEL CORPORATION,
as Borrower                                 as a Guarantor


By:                                         By:
   ------------------------------------        ----------------------------
   Name:  William P. Compton                   Name:  Michael Palumbo
   Title: President and Chief Executive        Title: President
          Officer


MEGA ADVERTISING, INC.,                     NORTHWEST 112TH STREET
as a Guarantor                              CORPORATION, as a Guarantor


By:                                         By:
   ------------------------------------        ----------------------------
   Name:  Paul J.M. Rutterer                   Name:  Paul J.M. Rutterer
   Title: Secretary                            Title: Secretary


THE TWA AMBASSADOR CLUB, INC.,              TRANS WORLD COMPUTER
SERVICES, as a Guarantor                    INC., as a Guarantor



By:                                         By:
   ------------------------------------        ----------------------------
   Name:  Paul J.M. Rutterer                   Name:  Paul J.M. Rutterer
   Title: Secretary                            Title: Secretary


TRANSCONTINENTAL & WESTERN AIR,             TWA AVIATION, INC.,
INC., as a Guarantor                        as a Guarantor



By:                                         By:
   ------------------------------------        ----------------------------
   Name:  William P. Compton                   Name:  Paul J.M. Rutterer
   Title: President                            Title: Secretary


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Trans World Airlines, Inc.
January 11, 2001
Page 3


TWA GROUP, INC.,                            TWA STANDARDS & CONTROLS, INC.,
as a Guarantor                              as a Guarantor



By:                                         By:
   ------------------------------------        ----------------------------
   Name:  Paul J.M. Rutterer                   Name:  Paul J.M. Rutterer
   Title: Secretary                            Title: Assistant Secretary


OZARK GROUP, INC.,                          TWA NIPPON, INC.,
as a Guarantor                              as a Guarantor



By:                                         By:
   ------------------------------------        ----------------------------
   Name:  Michael Palumbo                      Name:  Paul J.M. Rutterer
   Title: President                            Title: Secretary


TWA EMPLOYEE SERVICES, INC.,                TWA GETAWAY VACATIONS, INC.,
as a Guarantor                              as a Guarantor



By:                                         By:
   ------------------------------------        ----------------------------
   Name:  Paul J.M. Rutterer                   Name:  Paul J.M. Rutterer
   Title: Secretary                            Title: Assistant Secretary


TRANS WORLD EXPRESS, INC.,                  INTERNATIONAL AVIATION
SECURITY, as a Guarantor                    INC., as a Guarantor



By:                                         By:
   ------------------------------------        ----------------------------
   Name:  Paul J.M. Rutterer                   Name:  Paul J.M. Rutterer
   Title: Secretary                            Title: Secretary




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Trans World Airlines, Inc.
January 11, 2001
Page 4



GETAWAY MANAGEMENT SERVICES,                THE GETAWAY GROUP (UK), INC.,
INC., as a Guarantor                        as a Guarantor



By:                                         By:
   ------------------------------------        ----------------------------
   Name:  Paul J.M. Rutterer                   Name:  Paul J.M. Rutterer
   Title: Secretary                            Title: Secretary